Exhibit 99.2

BlueLinx Quarterly Review 2nd Quarter 2008

BlueLinx Holdings Inc. Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2007, and in its periodic reports filed with the SEC from time to time. In addition, the statements in this presentation are made as of July 30, 2008. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to July 30, 2008. Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company may use non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

2nd Quarter Highlights 2nd Quarter Highlights Housing Starts Declined 32% from the same period last year Declined 32% from the same period last year Prices Prices of key grades of wood-based structural products rose 19% from the end of 1Q '08 to the end of 2Q '08 Prices of key grades of wood-based structural products rose 19% from the end of 1Q '08 to the end of 2Q '08 Revenue Down 23% to $0.8 billion Specialty down 20%, 48% of Total Revenue, 52% of GM Structural down 26% Down 23% to $0.8 billion Specialty down 20%, 48% of Total Revenue, 52% of GM Structural down 26% Unit Volume Total down 26.0% from same period last year Specialty down 20.8%; Structural down 30.3% Total down 26.0% from same period last year Specialty down 20.8%; Structural down 30.3% Gross Margin Total 12.9% vs. 11.0% in 2Q '07 Specialty 14.3% Structural 11.9% Total 12.9% vs. 11.0% in 2Q '07 Specialty 14.3% Structural 11.9% Net Income/EPS $6.6 million / $0.21 per share vs. $5.4 million / $0.18 per share $6.6 million / $0.21 per share vs. $5.4 million / $0.18 per share Cash Flow Generated $52 million of operating cash flow vs. $13 million for the year ago quarter Generated $52 million of operating cash flow vs. $13 million for the year ago quarter Inventory Down $155 million to $315 million from year ago quarter Down $155 million to $315 million from year ago quarter Excess Availability $271 million excess availability on revolving credit facility $271 million excess availability on revolving credit facility Quarterly Highlights

Howard Cohen Interim Chief Executive Officer Introduction

2nd Quarter Focus Key focus on cash Tight management of costs and working capital Strengthen customer and supplier relationships Long term strategic objectives: Profitably grow specialty revenues to 60+% of total sales Profitably manage structural while reducing exposure to volatility Profitably outgrow the market over the long term Introduction

Doug Goforth Chief Financial Officer and Treasurer Financial Review

Quarterly Revenue 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 Specialty 539.5 580 603.3 553.5 460 456.5 500.8 462.9 381.5 354 402.8 Structural 815.2 813.4 798.7 666.6 509.2 518.9 598.1 571.4 409.6 373 442.4 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 -16.9 -18.4 -12.2 -10.2 -10.5 Specialty Unit Volume (20.8%) YOY $247.3 or 22.9% Structural Unit Volume (30.3%) Price/Other ($247.3) 2Q '08 Specialty 402.8 Structural 442.4 2Q '07 2Q '08 2Q '07 Specialty 500.8 Structural 598.1 Vs. Year Ago Revenue down 22.9% Specialty sales down 19.6%, unit volume down 20.8% Structural sales down 26.0%, unit volume down 30.3% Specialty product sales = 48% of total sales % by Product

YTD 2008 Results revenue YTD '07 2039.1 YTD '08 1551.4 YOY $487.7 or 23.9% YTD '07 YTD '08 GM % 0.109 0.119 YOY 100 bp Operating Expense YTD '07 192.5 YTD '08 171.9 YTD '07 YTD '08 Net Income 5.2 -4 EPS 0.17 -0.13 YOY $20.6 or 10.7%

Cash Flows Three Months Ended June 28, 2008 (in millions) BXC generated $52 million in operating cash flow for the quarter $12.8

Total Debt Combined total debt on our mortgage and revolving credit facility of $461 million, down $166 million from a year ago $271 million available on revolving credit facility 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 Total Debt 611 626.5 581 478.5 504.3 461 YOY $165.5 or 26.4%

Inventory Analysis BXC managed inventory to the demand environment and to support strategic initiatives 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 Inventory 501.2 532.2 471.2 410.7 465.6 470.2 424.5 335.9 351.2 315.4 YOY $154.8 or 32.9%

Cash Cycle Cash cycle days equal accounts receivable days + inventory days - accounts payable days using an average beginning and ending balance. The days calculations use calendar days. Cash Cycle days at 47 vs. 54 at 1Q '08 and 50 same period last year Inventory days improved significantly as we continue to actively manage inventory levels across the company 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 Cash Cycle Days 51 50 52 56 54 47

Summary 2nd Quarter Focused on cash management Aggressively managing receivables and inventory Tight controls on operating expenses Remain focused on gross margin Flexible debt facility allows continued execution of business plan in extended downturn Excess availability of $271 million at June 28, 2008 Revolving credit agreement secured by inventory and receivables through May 7, 2011 Fixed rate mortgage of $295 million secured by company owned real estate

Howard Cohen Interim Chief Executive Officer Summary

Summary Remarks Primary focus is on managing cash flow Successfully underscoring our value proposition to our customers and getting paid for the value we bring to them Georgia-Pacific supply agreement Existing agreement runs through May 2010 BXC continues to distribute G-P products under the existing agreement CEO search

Appendix TOPIC PAGE Revenues by Quarter 17 Unit Volume by Quarter 18 Gross Margin by Quarter 19 Profit and Loss Statement by Quarter 20 Gross Margin % Analysis 21 Channel Mix Analysis 22 Structural Product Price Trends 23

Revenues by Quarter Revenues by Quarter

Unit Volume by Quarter Unit Volume by Quarter

Gross Margin by Quarter Gross Margin by Quarter

Profit & Loss Statement by Quarter Profit & Loss Statement by Quarter

Gross Margin % Analysis Gross Margin % Analysis

Revenue Channel Mix Analysis Revenue Channel Mix Analysis

Source: Data from Random Lengths Publications, Inc., updated as of July 25, 2008 Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend